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                                                                    EXHIBIT 99.2


                        FORM OF SECTION 906 CERTIFICATION

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying Form 10-Q of N2H2, Inc. for the quarterly period ended June 30, 2002, I, J. Paul Quinn, Chief Financial Officer of N2H2, Inc., hereby certify pursuant to 18 U.S.C.Section 1350, as adopted pursuant toSection 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) such Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in such Form 10-Q for the quarterly period ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of N2H2, Inc.

  8/13/02                                /s/ J. Paul Quinn
------------------------                --------------------------------
Date                                    J. Paul Quinn
                                        Chief Financial Officer